U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Financial Intranet, Inc.
             (Exact Name of registrant as specified in its charter)

         Nevada                                      88-0357272
         State of incorporation                      (I.R.S. Employer
         or organization                             Identification No.)

                410 Saw Mill River Road, Ardsley, New York 10502
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each exchange on which
to be so registered                         each class is to be registered

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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-72975 (if applicable)

         Securities to be registered pursuant to Section 12(g) of the Act:

               Common Stock, Par Value $.001
                     (Title of Class)

Item 1.  Description of Registrant's securities to be Registered

         See "Description of Securities" in the Company's Registration Statement on Amendment 4 to Form SB-2 (File No. 333-72975) which is hereby incorporated by reference.

Item 2.  Exhibits

         1.       Company's Registration Statement on Form SB-2.

         2. Articles of Incorporation and Bylaws (Exhibit 3.1 and 3.2) to Registration No. 333-72975.

         3.       Specimen of Common Stock (Exhibit 4.1) to Registration No.
                  333-72975.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Financial Intranet, Inc.

                                      By:  /s/ Michael Sheppard
                                           ----------------------------
                                           Michael Sheppard, President
                                           (Principal Executive Officer)

                                      Date: August 12, 1999



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